                                                                   EXHIBIT 10.36
                               AMENDMENT NO. 2 TO

                         SECURITIES REPURCHASE AGREEMENT


This Amendment No. 2 to Securities Repurchase Agreement (this "AMENDMENT") is made and entered into as of the 20th day of April, 2007 by and among Reclamation Consulting and Applications, Inc. ("COMPANY"), and AJW Partners, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and New Millennium Partners II, LLC (collectively, the " SELLERS"). The Company and the Sellers are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES". Capitalized terms used but not defined herein have the meanings assigned to them in the Securities Repurchase Agreement dated as of February 1, 2007 (the "AGREEMENT").

         WHEREAS, on February 1, 2007, the Parties entered into the Securities Repurchase Agreement (as amended, the "AGREEMENT") to repurchase from the Sellers, the Note and Warrants; and

         WHERAS, the Parties have previously amended the Agreement by executing Amendment No. 1 dated February 26, 2007; and

         WHEREAS, the Parties wish to make an additional amendment to the Agreement,

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

I.       AMENDMENTS TO THE AGREEMENT

         A. Sections 1.3 and 1.4 of the Agreement are hereby deleted in their entirety and replaced with the following sentence:

                  1.3 CONSIDERATION AND PAYMENT FOR THE NOTES AND WARRANTS. In consideration for the Notes, the Company shall (i) pay each Seller an amount equal to the outstanding balance of principal and, accrued interest as of the Note Closing on such Seller's respective Note plus a prepayment penalty equal to thirty percent (30%) of such outstanding balance which the Parties agree shall, as of May 31, 2007, be in the amounts set forth in EXHIBIT B, attached hereto (the "NOTE CASH PRICES"), and
                  (ii) issue to the Sellers three million, two hundred fifty thousand (3,250,000) shares of the Company's restricted common stock as set forth in EXHIBIT D, attached hereto (the "COMPANY SHARES") (collectively, the Note Cash Prices and the Company Shares shall constitute the "NOTE PURCHASE PRICES"). In consideration for the Warrants, the Company shall pay to each

                  Seller the respective amount set forth in Exhibit C attached hereto (the "WARRANT PURCHASE PRICES"). On or before May 31, 2007, the Company shall deliver (i) the Note Purchase Prices to the Sellers by payment of the Note Cash Prices and by delivering stock certificates to the Sellers evidencing their respective ownership of the Company Shares; and (ii) the Warrant Purchase Prices to Sellers. In the event the Company fails to deliver the Note Purchase Prices and the Warrant Purchase Prices to the Sellers by May 31, 2007, this Agreement shall be deemed null and void, with no binding obligation on the part of either Party with respect to the sale of the Notes or the Warrants. In the event the Company delivers the Note Purchase Prices to the Sellers by May 31, 2007 but fails to deliver the Warrant Purchase Prices, the provisions of this Agreement relating to the sale of the Warrants shall be deemed null and void, with no binding obligation on the part of either Party with respect to the sale of the Warrants.

                  1.4 INITIAL PURCHASE DOCUMENTS. As of the Effective Date, provided that the Company makes the payments detailed in EXHIBIT E attached hereto (the "MONTHLY NOTE PAYMENTS") and does not otherwise breach any material terms of this Agreement, (i) the Sellers shall have no further rights under the Initial Purchase Documents, (ii) the Company shall have no further obligations under the Initial Purchase Documents, and
                  (iii) Gordon Davies shall have no further obligations or responsibilities under the Guaranty and Pledge Agreement dated June 23, 2005 and any amendments thereto. In the event, the Company fails to make the Monthly Note Payments or breaches any material terms of this Agreement (including any failure to pay the Note Purchase Prices or Warrant Purchase Prices by May 31, 2007) as required hereby, the Initial Purchase Documents shall continue in full force and effect.

         B. EXHIBIT B and EXHIBIT E to the Agreement are hereby deleted in their entirety and replaced with EXHIBIT B and EXHIBIT E to this Amendment.

II.      GENERAL PROVISIONS

         A. Each Party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Amendment.

         B. Except as expressly amended by this Amendment, the Parties agree that all other provisions of the Agreement remain unchanged and that the Agreement remain in full force and effect.

         C. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written hereinabove.

THE COMPANY:
------------

RECLAMATION CONSULTING AND APPLICATIONS, INC.


      By: /S/ MIKE. DAVIES
         ----------------------------------
         Mike Davies
         CEO


THE SELLERS:
------------


AJW PARTNERS, LLC

     By: SMS Group, LLC
         Manager


              By: /S/ COREY S. RIBOTSKY
                  ---------------------
                  Corey S. Ribotsky
                  Manager

AJW OFFSHORE, LTD.

     By: First Street Manager II, LLC
         Manager


              By: /S/ COREY S. RIBOTSKY
                  ---------------------
                  Corey S. Ribotsky
                  Manager


AJW QUALIFIED PARTNERS, LLC

     By: AJW Manager, LLC
         Manager


              By: /S/ COREY S. RIBOTSKY
                  ---------------------
                  Corey S. Ribotsky
                  Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC

     By: First Street Manager II, LLC
         Manager

              By: /S/ COREY S. RIBOTSKY
                  ---------------------
                  Corey S. Ribotsky
                  Manager


                                                   EXHIBIT B

                                      NOTE CASH PRICES AS OF MAY 31, 2007



                         Outstanding Balance of Accrued
                            Interest and Principal on          Prepayment Penalties
                         Notes calculated as of May 31,       calculated as of May 31,    Note Purchase Prices as
                                      2007                            2007                     of May 31, 2007
AJW Partners LLC                     $99,998                         $29,999                      $129,997

AJW Offshore, Ltd.                  $347,9093                       $104,373                      $452,282

AJW Qualified
Partners, LLC                       $234,717                         $70,415                      $305,132

New Millennium Capital
Partners II, LLC                     $11,805                          3,542                       $15,347

Total                               $694,430                        $208,329                      $902,759

                                    EXHIBIT E

                              MONTHLY NOTE PAYMENTS

Following the execution of this Agreement, the Company shall pay each Seller the respective amounts set forth in the table below, provided that the obligation to make such payments shall terminate on delivery of the Purchase Price to Sellers pursuant to Section 1.4 of the Agreement:

----------------------------------- -------------- -------------- -------------- ---------------
                                                                                   TOTAL PER
DUE FEBRUARY 1, 2007                 PRINCIPAL      INTEREST       PENALTY           SELLER
----------------------------------- -------------- -------------- -------------- ---------------
AJW PARTNERS                               $8,000      $1,121.08        $146.66       $9,267.74
----------------------------------- -------------- -------------- -------------- ---------------
AJW OFFSHORE                           $27,833.33      $3,900.42        $510.27      $32,244.02
----------------------------------- -------------- -------------- -------------- ---------------
AJW QUALIFIED                          $18,777.78      $2,631.42        $344.25      $21,753.45
----------------------------------- -------------- -------------- -------------- ---------------
NEW MILLENNIUM                            $944.44        $132.35         $17.31       $1,094.10
----------------------------------- -------------- -------------- -------------- ---------------
TOTAL                                  $55,555.55      $7,785.27      $1,018.49      $64,359.31
----------------------------------- -------------- -------------- -------------- ---------------

----------------------------------- -------------- -------------- -------------- ---------------
                                                                                   TOTAL PER
DUE FEBRUARY 28, 2007                PRINCIPAL      INTEREST       PENALTY           SELLER
----------------------------------- -------------- -------------- -------------- ---------------
AJW PARTNERS                               $8,000        $951.22        $137.78          $9,089
----------------------------------- -------------- -------------- -------------- ---------------
AJW OFFSHORE                           $27,833.33      $3,309.44        $479.34       $3,162.11
----------------------------------- -------------- -------------- -------------- ---------------
AJW QUALIFIED                          $18,777.78      $2,232.72        $323.39      $21,333.89
----------------------------------- -------------- -------------- -------------- ---------------
NEW MILLENNIUM                            $944.44        $112.30         $16.27       $1,073.01
----------------------------------- -------------- -------------- -------------- ---------------
TOTAL                                  $55,555.55      $6,605.68        $956.78      $63,118.01
----------------------------------- -------------- -------------- -------------- ---------------

----------------------------------- -------------- -------------- -------------- ---------------
                                                                                   TOTAL PER
DUE MARCH 31, 2007                   PRINCIPAL      INTEREST       PENALTY           SELLER
----------------------------------- -------------- -------------- -------------- ---------------
AJW PARTNERS                               $8,000        $985.19        $128.89        $9114.08
----------------------------------- -------------- -------------- -------------- ---------------
AJW OFFSHORE                           $27,833.33      $3,427.63        $448.42      $31,709.38
----------------------------------- -------------- -------------- -------------- ---------------
AJW QUALIFIED                          $18,777.78      $2,312.45        $302.53      $21,392.76
----------------------------------- -------------- -------------- -------------- ---------------
NEW MILLENNIUM                            $944.44        $116.31         $15.22       $1,075.97
----------------------------------- -------------- -------------- -------------- ---------------
TOTAL                                  $55,555.55      $6,841.58        $895.06      $63,292.19
----------------------------------- -------------- -------------- -------------- ---------------

----------------------------------- -------------- -------------- -------------- ---------------
                                     PRINCIPAL      INTEREST       PENALTY         TOTAL PER
DUE APRIL 30, 2007                                                                   SELLER
----------------------------------- -------------- -------------- -------------- ---------------
AJW PARTNERS                            $8,000.00        $887.65        $120.00       $9,007.65
----------------------------------- -------------- -------------- -------------- ---------------
AJW OFFSHORE                           $27,833.33      $3,088.30        $417.49      $31,339.12
----------------------------------- -------------- -------------- -------------- ---------------
AJW QUALIFIED                          $18,777.78      $2,083.52        $281.66      $21,142.96
----------------------------------- -------------- -------------- -------------- ---------------
NEW MILLENNIUM                            $944.44         104.79         $14.17       $1,063.40
----------------------------------- -------------- -------------- -------------- ---------------
TOTAL
----------------------------------- -------------- -------------- -------------- ---------------